EXHIBIT 10.1


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                          KAPSON SENIOR QUARTERS CORP.

                                       AND

                        RAYMOND JAMES & ASSOCIATES, INC.,

                           FORUM CAPITAL MARKETS L.P.

                                       AND

                          WHEAT, FIRST SECURITIES, INC.


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                          REGISTRATION RIGHTS AGREEMENT


                            Dated as of July 1, 1997


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                          REGISTRATION RIGHTS AGREEMENT

      THIS AGREEMENT is made as of July 1, 1997, by and among Kapson Senior Quarters Corp., a Delaware corporation (the "Company"), and Raymond James & Associates, Inc., Forum Capital Markets L.P., and Wheat, First Securities, Inc. (the "Initial Purchasers"). The Company proposes to issue and sell to the Initial Purchasers, upon the terms set forth in a purchase agreement dated concurrently herewith (the "Purchase Agreement"), up to 2,400,000 shares of its $2.00 Convertible Exchangeable Preferred Stock, par value $.01 per share (the "Preferred Stock"). The Preferred Stock is exchangeable at the option of the Company for up to $60,000,000 aggregate principal amount of the Company's 8% Convertible Subordinated Notes (the "Notes"), and the Preferred Stock and the Notes are convertible into Common Stock (as defined herein) as provided in the Notes and the Indenture (as defined herein). As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the Initial Purchasers' obligations thereunder, the Company agrees with the Initial Purchasers, for the benefit of the Initial Purchasers and the other Holders (as defined herein), as follows:

      1. Definitions.

      As used in this Agreement, the following capitalized terms shall have the following meanings: "Act" means the Securities Act of 1933, as amended from time to time.

      "Closing Date" has the meaning set forth in the Purchase Agreement.

      "Common Stock" means the Common Stock, par value $.01 per share, of the Company, or any successor class thereto, issuable upon conversion of the Preferred Stock or the Notes.

      "Commission" means the Securities and Exchange Commission.

      "Damages Payment Date" means March 31, June 30, September 30, and December 31 in each year.

      "Effectiveness Period" has the meaning set forth in Section 2 hereof.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      "Holders" means Persons owning Transfer Restricted Securities.

      "Indenture" means the Indenture, to be dated the date hereof, between the Company and The Bank of New York or other comparable entity selected by the Company, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

      "Option Closing Date" has the meaning set forth in the Purchase Agreement.

      "Person" means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

      "Prospectus" means the prospectus included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.
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      "Record Holder" means (i) with respect to any Damages Payment Date relating to the Preferred Stock, each Person who is a holder of Preferred Stock on the record date with respect to the record date established for purposes of determining the holders entitled to receive the dividend on the Preferred Stock due on such date (if any) or, if no such record date has been established, the day that is 15 days prior to such Damages Payment Date, (ii) with respect to any Damages Payment Date relating to the Notes, each Person who is a holder of Notes on the record date with respect to the interest payment on the Notes due on such date and (iii) with respect to any Damages Payment Date relating to the Common Stock, each Person who is a holder of Common Stock on the day that is 15 days prior to such Damages Payment Date.

      "Registration Default" has the meaning set forth in Section 4 hereof.

      "Shelf Registration Statement" has the meaning set forth in Section 2 hereof.

      "Supplemental Registration Payment" has the meaning set forth in Section 4 hereof.

      "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

      "Transfer Restricted Securities" means each share of Preferred Stock or if the Preferred Stock has been exchanged for Notes, each Note and, if such Preferred Stock or Note has been converted, each share of Common Stock issued in connection with such conversion, until (a) the date on which such Preferred Stock, Notes or shares of Common Stock, as applicable, have been effectively registered under the Act and disposed of in accordance with the Shelf Registration Statement or (b) the date on which such Preferred Stock, Notes or shares of Common Stock, as applicable, are distributed to the public pursuant to Rule 144 or any other applicable exemption under the Act without additional restriction upon public resale.

      "Underwritten Offering" means a registration in which securities of the Company are sold to an underwriter for re-offering to the public.

      2. Shelf Registration. The Company shall use its best efforts to file a registration statement with the Commission within 90 days after the Closing Date relating to the offer and sale of the Transfer Restricted Securities by Holders from time to time pursuant to Rule 415 under the Act and in accordance with the methods of distribution set forth therein, which registration statement may be substituted for by one or more subsequent registration statements each relating to the offer and sale of the Transfer Restricted Securities by Holders from time to time (as in effect from time to time, the "Shelf Registration Statement"), and the Company shall use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 150 days after the Closing Date, provided, however, that the Company may delay such filing or effectiveness under the circumstances and during the periods described in
Section 3 hereof. In addition, the Company shall use its best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended for a period (the "Effectiveness Period") of not less than two years following the later of the Closing Date or any Option Closing Date or such shorter period that will terminate when all the Notes and shares of Common Stock and Preferred Stock covered by the Shelf Registration Statement cease to be Transfer Restricted Securities.

      3. Delay Periods; Suspension of Sales.

            (a) If at any time prior to the expiration of the Effectiveness Period, counsel to the Company (which counsel shall be experienced in securities laws matters) has determined in good faith that it is reasonable to conclude that the filing of the Shelf Registration Statement or the compliance by the


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Company with its disclosure obligations in connection with the Shelf
Registration Statement may require the disclosure of information which the Board of Directors of the Company has identified as material and which the Board of Directors has determined that the Company has a bona fide business purpose for preserving as confidential, then the Company may delay the filing or the effectiveness of the Shelf Registration Statement (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Shelf Registration Statement for a period (an "Information Delay Period") expiring upon the earlier to occur of (A) the date on which such material information is disclosed to the public or ceases to be material or the Company is able to so comply with its disclosure obligations and Commission requirements or (B) 30 days after the Company notifies the Holders of such good faith determination. There shall not be more than three Information Delay Periods during the Effectiveness Period, and there shall not be two Information Delay Periods during any contiguous 90 day period.

            (b) If at any time prior to the expiration of the Effectiveness Period, the Company is advised by a nationally recognized investment banking firm selected by the Company that, in such firm's written reasonable opinion addressed to the Company (a copy of which shall be delivered to each Holder of Transfer Restricted Securities registered under the Shelf Registration Statement), sales of Preferred Stock or Common Stock pursuant to the Shelf Registration Statement at such time would materially adversely affect any immediately planned underwritten public equity financing by the Company of at least $5 million, the Company shall not be required to maintain the effectiveness of the Shelf Registration Statement or amend or supplement the Shelf Registration Statement for a period (a "Transaction Delay Period") commencing on the date of pricing of such equity financing and expiring three business days after the earliest to occur of (i) the abandonment of such financing or (ii) 90 days after the completion of such financing. There shall not be more than two Transaction Delay Periods during the Effectiveness Period.

            (c) A Transaction Delay Period and an Information Delay Period are hereinafter collectively referred to as "Delay Periods" or a "Delay Period." The Company will give prompt written notice, in the manner prescribed by Section 10(b) hereof, to each Holder of each Delay Period. Such notice shall be given
(i) in the case of a Transaction Delay Period, at least 30 days in advance of the commencement of such Delay Period and (ii) in the case of an Information Delay Period, as soon as practicable after the Board of Directors makes the determination referenced in Section 3(a). Such notice shall state to the extent, if any, as is practicable, an estimate of the duration of such Delay Period. Each Holder, by his acceptance of any Transfer Restricted Securities, agrees that (i) upon receipt of such notice of an Information Delay Period it will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement, (ii) upon receipt of such notice of a Transaction Delay Period it will forthwith discontinue disposition of the Common Stock pursuant to the Shelf Registration Statement and (iii) in either such case, will not deliver any prospectus forming a part of the Shelf Registration Statement in connection with any sale of Transfer Restricted Securities or Common Stock, as applicable, until the expiration of such Delay Period.

      4. Supplemental Registration Payment.

            (a) Except as may be permitted by Section 4(b), if (i) the Shelf Registration Statement is not filed with the Commission within 90 days after the Closing Date, (ii) the Shelf Registration Statement has not been declared effective by the Commission within 150 days after the Closing Date (the "Effectiveness Target Date"), or (iii) at any time prior to the second anniversary of the later of the Closing Date or any Option Closing Date, the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (other than as a result of the effectiveness of a successor registration statement) and such effectiveness is not restored within 75 days thereafter (each such event referred to in


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clauses (i) through (iii), a "Registration Default"), the Company will pay supplemental registration payments (a "Supplemental Registration Payment") to each Holder who has complied with its obligations under this Agreement. During the first 90-day period immediately following the occurrence of such Registration Default, the amount of such Supplemental Registration Payment per $1,000 principal amount of Notes and, if applicable, $.0005 per week per share of Common Stock constituting Transfer Restricted Securities registered under the Shelf Registration Statement (subject to adjustment in the event of stock splits, stock consolidations, stock dividends and the like). During each subsequent 90-day period following the occurrence of such Registration Default, the amount of the Supplemental Registration Payment shall increase by an additional $.00125 per week per share of Preferred Stock or $.05 per week per $1,000 principal amount of Notes and $.0005 per week per share of Common Stock constituting Transfer Restricted Securities registered under the Shelf Registration Statement (subject to adjustment as set forth above); provided, however, the maximum amount of the Supplemental Registration Payment shall be $.005 per week per share of Preferred Stock or $.20 per week per $1,000 principal amount of Notes and $.0002 per week per share of Common Stock constituting Transfer Restricted Securities registered under the Shelf Registration Statement (subject to adjustment as set forth above). All accrued Supplemental Registration Payments shall be paid by the Company to Record Holders entitled thereto on the next succeeding Damages Payment Date by wire transfer of immediately available funds or by federal funds check. Following the cure of all Registration Defaults, the accrual of Supplemental Registration Payments will cease, but any Supplemental Registration Payments accrued through the date of cure shall be paid to Record Holders on the next succeeding Damages Payment Date. If the Registration Defaults described in either of clauses (i) or
(ii) above arose solely because the applicable Holder or Holders failed to provide the Company with certain information within 20 business days after request therefor pursuant to Section 5(m), Supplemental Registration Payments in respect thereof will not begin to accrue until five business days after such information has been provided to the Company.

            All of the Company's obligations set forth in the preceding paragraph which are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

            (b) Notwithstanding the foregoing, the time periods specified in
Section 4(a) shall be tolled during the pendency of any circumstances beyond the Company's control that prevent performance by the Company of its obligations hereunder despite the Company's best efforts. Such matters include events affecting issuers generally, such as the temporary closure of federal agencies, and events directly affecting the Company, such as the Company's inability to obtain all information regarding an acquisition entity constituting a Significant Subsidiary (as defined by the rules and regulations promulgated by the Commission pursuant to the Exchange Act) within a time period that would permit independent auditors to prepare any required audited financial information on a timely basis.

      5. Registration Procedures.

            In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the following provisions shall apply:

            (a) The Company shall furnish to each Holder, promptly after filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereto or each amendment or supplement to the Prospectus included therein, and shall use its reasonable best efforts to reflect in each


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such document, when so filed with the Commission, such comments as any Holder reasonably may propose.

            (b) The Company shall take such action as may be reasonably necessary so that (i) the Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplement or amendment thereto complies in all material respects with the Act and the rules and regulations thereunder, (ii) the Shelf Registration Statement and any amendment thereto (in either case, other than with respect to written information furnished to the Company by or on behalf of any Holder specifically for inclusion therein) does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statement therein not misleading and (iii) the Prospectus and any supplement thereto (in either case, other than with respect to such information from Holders), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (c) The Company shall promptly advise the Holders of Transfer Restricted Securities registered under the Shelf Registration Statement (which advice pursuant to the following clauses (ii), (iii), and (iv) shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) and, if requested by such Persons, shall confirm such advice in writing:

                  (i) when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission for amendments to the
            Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto;

                  (iii) of the issuance by the Commission of any stop order
            suspending the effectiveness of the Shelf Registration Statement or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

                  (iv) of the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

            (d) If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

            (e) The Company shall furnish to each Holder of Transfer Restricted Securities included under the Shelf Registration Statement, without charge, at least one copy of the Shelf Registration


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Statement and each post-effective amendment thereto, including all financial statements and schedules, documents incorporated by reference therein and, if the Holder so requests in writing, all exhibits (including exhibits incorporated therein by reference).

            (f) The Company shall, during the Effectiveness Period, deliver to each Holder of Transfer Restricted Securities included under the Shelf Registration Statement, without charge, such reasonable number of copies of the Prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request to facilitate the public sale or other disposition of the Transfer Restricted Securities by the selling Holder.

            (g) Prior to any public offering pursuant to the Shelf Registration Statement, the Company shall use its best efforts to register or qualify or cooperate with the Holders of Transfer Restricted Securities registered thereunder, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of such Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as such Holders or underwriters reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of such Transfer Restricted Securities; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

            (h) The Company shall cooperate with the Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold under the Shelf Registration Statement, free of any restrictive legends and in such denominations and registered in such names as the Holders or the underwriter(s), if any, may reasonably request in connection with the sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement.

            (i) Upon the occurrence of any event contemplated by Section 5(c)(ii), (iii), or (iv), and subject to the provisions of Section 3, the Company shall file (and use its best efforts to have declared effective as soon as possible) a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities registered under the Shelf Registration Statement, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading. Each Holder of Transfer Restricted Securities registered under the Shelf Registration Statement agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company of the existence of any fact of the kind described in
Section 5(c)(ii), (iii), and (iv) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by this Section 5(i), or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and such Holder has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the Company's obligations to maintain the effectiveness of the Shelf Registration Statement set forth in Section 2 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(c) hereof to and including the date when such Holder


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shall have received the copies of the supplemented or amended Prospectus contemplated by this Section 5(i).

            (j) The Company shall provide CUSIP numbers for all Transfer Restricted Securities registered under the Shelf Registration Statement, in the event of and at the time of any distribution thereof to Holders, not later than the effective date of the Shelf Registration Statement and provide the Trustee and the transfer agent for the Common Stock with printed certificates for such Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company.

            (k) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders or otherwise provide in accordance with Section 11(a) of the Act, as soon as practicable after the effective date of the Shelf Registration Statement an earnings statement satisfying the provisions of
Section 11(a) of the Act.

            (l) If the Company elects to exchange the Preferred Stock for Notes, the Company shall cause the Indenture to be qualified under the TIA in a timely manner not later than the exchange of the Preferred Stock for Notes, and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA.

            (m) The Company may require each Holder of Transfer Restricted Securities to be registered under the Shelf Registration Statement to furnish to the Company such information regarding such Holder and the distribution of such Holder's securities thereunder as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

            (n) The Company shall, if requested by the Holders of Transfer Restricted Securities being sold in an Underwritten Offering or the underwriter(s) thereof, promptly incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment, if necessary, such information relating to the plan of distribution of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and with respect to any other terms of the offering of the Transfer Restricted Securities to be sold in such offering as such underwriters and Holders reasonably agree should be included therein and to which the Company does not reasonably object; and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

            (o) The Company shall enter into such customary agreements (including an underwriting agreement in customary form, if applicable) and take all such other reasonable and appropriate actions in order to expedite or facilitate the disposition in an Underwritten Offering of the Transfer Restricted Securities pursuant to the Shelf Registration Statement, and in connection therewith, the Company shall (1) make such representations and warranties to the underwriter(s) in form, substance and scope as are customarily made by issuers to underwriters in comparable underwritten offerings; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to such underwriters) addressed to each such underwriter covering such matters as are customarily covered in opinions requested in underwritten offerings; (3) if and to the extent permitted by Statement of Auditing Standards No. 72, obtain comfort


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letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters requesting the same, such letters to be in customary form and covering matters of the type customarily covered in comfort letters in connection with comparable underwritten offerings; (4) set forth in full or incorporate by reference in the underwriting agreement the indemnification provisions and procedures of Section 6 hereof with respect to all parties to be indemnified pursuant to said Section; and (5) deliver such documents and certificates as may be reasonably requested by such underwriters to evidence compliance with Section 5(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this Section 5(o). The foregoing actions set forth in clauses (1), (2), (3) and (5) of this Section 5(o) shall be performed at each closing under any underwriting or similar agreement as and to the extent required thereunder.

            (p) The Company shall make available at reasonable times for inspection by the Holders of the Transfer Restricted Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney or accountant retained by any such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with the Shelf Registration Statement subsequent to the filing thereof as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Holders or any such underwriter, attorney or accountant, unless (i) such disclosure is required to be made in connection with a court proceeding or required by law (provided that the disclosing party provides prior written notice to the Company and cooperates with the Company, at the Company's expense, to take reasonable and lawful actions to avoid and/or minimize the extent of such disclosure) or
(ii) such information becomes available to the public other than through a wrongful act by such Person; and provided, further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Holders and other parties.

            (q) The Company shall use its best efforts, subject to any applicable rules thereto, to cause all Common Stock included among the Transfer Restricted Securities to be listed on each securities exchange or automated quotation system on which the Common Stock is listed.

      6. Expenses.

            (a) Except as otherwise provided in Section 7, the Company shall bear all expenses incurred in connection with the performance of or compliance with its obligations hereunder, including without limitation all registration and filing fees, fees and expenses of compliance with securities or Blue Sky laws, printing expenses, messenger and delivery expenses and fees and disbursements of counsel for the Company and all independent certified public accountants, and other persons retained by the Company, the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on The Nasdaq Stock Market. The Company will reimburse the Holders for the reasonable fees and disbursements of one firm of attorneys chosen by the Holders of a majority in aggregate principal amount of the Notes to be sold pursuant to the Shelf Registration Statement to act as counsel therefor in connection therewith.


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            (b) Each Holder will pay any discounts and commissions incurred upon the sale of securities by it under the Shelf Registration Statement.

      7. Indemnification and Contribution.

            (a) The Company agrees to indemnify and hold harmless each Holder (for purposes of this Section 7, "Holder" shall include the officers, directors, partners, employees and agents, and each Person, if any, who controls any Holder ("controlling person") within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, suits and litigation in respect thereof), whatsoever, as the same are incurred, to which such Holder or any such controlling Person may become subject, under the Securities Act, the Exchange Act or any other statute or at common law or otherwise insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, or any preliminary Prospectus or Prospectus (as from time to time amended and supplemented) or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein (with respect to any preliminary Prospectus or Prospectus, in the light of the circumstances under which they were made), not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, or any preliminary Prospectus or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein; and provided, further, that the Company shall not be liable to any such Holder under the indemnity agreement in this subsection (a), (i) with respect to any preliminary Prospectus or Prospectus (if such Prospectus has then been amended or supplemented) to the extent that any such loss, liability, claim, damage or expense of such Holder arises out of a sale of Transfer Restricted Securities by such Holder to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (or of the Prospectus as then amended or supplemented) if the Company has previously furnished copies thereof to such Holder a reasonable time in advance or (ii) to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any action or failure to act by such Holder that is found in a final judicial determination (or a settlement tantamount thereto) to constitute bad faith, willful misconduct or gross negligence on the part of such Holder. The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may have at common law or otherwise.

            The Company also agrees to indemnify or contribute to losses of, as provided in Section 7(d), any underwriters of Transfer Restricted Securities registered under the Shelf Registration Statement, their officers and directors and each Person, if any, who controls any such underwriter (within the meaning of the Act) on substantially the same basis as that of the indemnification of the Holders provided in this Section 7(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in
Section 5(o) hereof.

            (b) Each Holder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers and each other Person, if any, who controls the Company within the meaning of the Securities Act, to the same extent as the foregoing indemnity from the Company to the Holders, but only (i) with respect to statements or omissions, if any, made in conformity with information relating to such Holder furnished in writing by such Holder specifically for use in the Shelf Registration Statement in the Registration Statement, or any preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto or (ii) with respect to any Preliminary Offering Circular to the extent that any such loss, liability, claim, damage or expense of the Initial Purchasers arises out of a sale of the Preferred Stock by such Initial Purchaser to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Offering Circular (or of the Offering Circular as then amended or supplemented) if the Company has previously furnished sufficient copies thereof to the Initial Purchasers a reasonable time in advance and the loss, liability, claim, damage or expenses of such Initial Purchaser results from an untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Offering Circular which was corrected in the Offering Circular (or the Offering Circular as amended or supplemented); provided, however, that the obligation to indemnify will be individual to each Holder and will be limited to the amount of net proceeds received by such Holder from the sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement.

            (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure to notify an indemnifying party shall not relieve it from any liability which it may have under Sections 7(a) or (b) unless and to the extent that it has been prejudiced in a material respect by such failure or from the forfeiture of substantial rights and defenses). In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, which may be the same counsel as counsel to the indemnifying party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to take charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party or parties shall have reasonably concluded, after consultation with counsel to such indemnified party or parties, that a conflict of interest exists which makes representation by counsel chosen by the indemnifying party not advisable (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent.

            (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Securities Act may be required, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions, suits, proceedings or litigation in respect thereof) in such proportion as is appropriate to reflect the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by a Holder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions, suits, proceedings or litigation in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing or defending any such action, claim, suit, proceeding or litigation. Notwithstanding the provisions of this subsection (d), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each Person, if any, who controls the Company within the meaning of the Securities Act, each executive officer of the Company and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subsection (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, proceeding or litigation against such party in respect to which a claim for contribution may be made against another party or parties under this subsection (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subsection (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

      8. Rules 144 and 144A. The Company shall file the reports required to be filed by it under the Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time, to enable such Holder to sell securities without registration under the Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)).

      9. Underwritten Registrations. If any of the Transfer Restricted Securities included under the Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority of the shares of Common Stock included among such Transfer Restricted Securities (calculated as if all of the then outstanding Notes were converted into Common Stock at the time of such selection), provided, however, that such managing underwriters shall be reasonably satisfactory to the Company and the Company shall not be obligated to arrange for more than one underwritten offering during the Effectiveness Period.

            No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockup letters and other documents reasonably required under the terms of such underwriting arrangements and (iii) at least 20% of the outstanding Transfer Restricted Securities are included in such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any expenses customarily borne by selling securityholders, including underwriting discounts and commissions and fees and expenses of counsel to the selling securityholders.

      10. Miscellaneous.

            (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the Common Stock issued or issuable upon conversion of the Notes (calculated as if all of the then outstanding Notes were converted into Common Stock at the time of such consent). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holders of Transfer Restricted Securities being sold pursuant to the Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority of the shares of Common Stock included among such Transfer Restricted Securities.

            (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                  (1) if to a Holder, at the address of such Holder maintained by the Registrar under the Indenture;

                  (2) if to the Initial Purchasers, at the addresses set forth in the Purchase Agreement;

                  (3) if to the Company, at its address set forth in the
            Purchase Agreement;

or to such other addresses as the recipient party has specified to the sending party by prior written notice to the sending party.

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; when answered back, if faxed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

            (c) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (d) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (e) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

            (f) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of their respective heirs, executors, administrators, successors, legal representatives and assigns. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders are also for the benefit of, and enforceable by, any subsequent Holder.

            (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

            (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

            (i) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                                     *  *  *

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                       KAPSON SENIOR QUARTERS CORP.

                       By:   /s/ Glenn Kaplan
                             -----------------------------------------
                             Name:  Glenn Kaplan
                             Title:  Chairman and Chief Executive Officer


                       RAYMOND JAMES & ASSOCIATES, INC.

                       By:   /s/ David E. Thomas, Jr.
                             -----------------------------------------
                             Name:  David E. Thomas, Jr.
                             Title:  Senior Managing Director


                       FORUM CAPITAL MARKETS L.P.

                       By:   /s/ C. Keith Hartley
                             -----------------------------------------
                             Name: C. Keith Hartley
                             Title: Managing Partner


                       WHEAT, FIRST SECURITIES, INC.

                       By:   /s/ Katherine T. Merhige
                             -----------------------------------------
                             Name: Katherine T. Merhige
                             Title:  Vice President